UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 Current Report

                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934.

            Date of Report (Date of Earliest event reported):
                              September 9, 2008

                               Safer Shot, Inc.
           (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                  (State or other jurisdiction of incorporation)

                                   000-28769
                             (Commission File Number)

                                  20-2393338
                       (IRS Employer Identification No.)

                          110 E 59th St  25th Floor
                             New York, New York 10022
        (Address of principal United States executive offices and Zip Code)

                             212-265-8600 ext 215
              (Registrant's telephone number, including area code)
                                         N/A
            (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
 / / Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
 / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
 / / Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
 / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

      On September 9, 2008, Margaret Johns resigned, effective immediately, as Chief Executive Officer and Interim Chief Financial Officer of Safer Shot, Inc. (the "Company"). There was no disagreement or dispute between Ms. Johns and the Company which led to her resignation. The Company has not yet named a replacement for Ms. Johns.



SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  September 15, 2008

                SAFER SHOT, INC.

                 Edward Agabs
         By /s/----------------------
                 Edward Agabs
                 Director